SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 16, 2002

                                  APTIMUS, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                   Washington
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                 (State or Other Jurisdiction of Incorporation)


       000-27065                                        91-1809146
------------------------                     ---------------------------------
(Commission File Number)                     (IRS Employer Identification No.)


                             95 SOUTH JACKSON STREET
                                    SUITE 300
                            SEATTLE, WASHINGTON 98104
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              (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code  (206) 441-9100



                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Exhibits and Reports on Form 8-K

(c)  The following exhibits are filed as part of this report:


Exhibit No.    Description
-----------    -----------

  99.1 Press release, dated April 16, 2002, announcing Aptimus, Inc.'s preliminary financial results for the quarter ending March 31, 2002.



Item 9.  FD Disclosure

     On April 16, 2002, Aptimus, Inc. ("Company") announced its preliminary financial results for the quarter ending March 31, 2002. The Company reported quarterly sequential revenue growth exceeding 90% and a narrowing loss on an EDITDA and reported basis. The April 16, 2002 press release is incorporated herein by reference.

                                   SIGNATURES

     In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         APTIMUS, INC.
                                         ---------------------------------------
                                          (Registrant)



Dated:  April 17, 2002               By  /s/  David H. Davis
                                         --------------------------------------
                                         David H. Davis
                                         Secretary






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                                 EXHIBIT INDEX



Exhibit No.    Description
-----------    -----------

  99.1 Press release, dated April 16, 2002, announcing Aptimus, Inc.'s preliminary financial results for the quarter ending March 31, 2002.